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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of report (Date of earliest event
                             reported) July 28, 1999
                                       -------------


                  J.P. Morgan Commercial Mortgage Finance Corp.
                  ---------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

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

           Delaware                           333-63589                           13-3789046
---------------------------------      -----------------------      ------------------------------------
  (State or Other Jurisdiction of      (Commission File Number)     (I.R.S. Employer Identification No.)
        Incorporation)
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                                 60 Wall Street
                            New York, New York 10260
                         (Address of Principal Executive
                              Offices and Zip Code)

        Registrant's telephone number, including area code (212) 648-3238


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Item 5.       Other Events
------        ------------

Filing of Computational Materials.
----------------------------------

     In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 1999-C8, J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. (together, the "Underwriters") have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.



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         Item 7.  Financial Statements, Pro Forma Financial Information and
         ------   Exhibits.
                  ---------------------------------------------------------

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

       Exhibit No.                                  Description
       -----------                                  ------------

           99                                  Computational Materials
                                                Filed on Form SE dated
                                                   July 28, 1999



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      J.P. MORGAN COMMERCIAL MORTGAGE
                                             FINANCE CORP.




                                      By:/s/ Larry Blume
                                         -------------------------
                                         Name:    Larry Blume
                                         Title:   Vice President



Dated:   August 9, 1999




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                                 Exhibit Index
                                 -------------



                Exhibit                                                Page
                -------                                                ----

99        Computational Materials                                        6
          Filed on Form SE dated
          July 28, 1999



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             IN ACCORDANCE WITH RULE 311 OF REGULATION S-T, THESE
               COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER.


                                   EXHIBIT 99

                            COMPUTATIONAL MATERIALS

                                      for

                 J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.

               Mortgage Pass-Through Certificates, Series 1999-C8